UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 14, 2013

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (727) 539-0071

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On February 14, 2013, the National Mediation Board (the “Board”) conducted an election to determine whether a group of pilots (“Pilots”) employed by Avantair, Inc. should be represented by the International Association of Sheet Metal, Air, Rail and Transportation Workers (“SMART”) for purposes of the Railway Labor Act (“RLA”). Prior to this election, the Pilots were not represented by any labor union, employee association, organization with bargaining rights, or similar organization. Following the election, the Board concluded that a sufficient number of Pilots had voted in favor of certifying SMART as their representative under the RLA and, as such, SMART has been duly designated and authorized to represent the Pilots for purposes of the RLA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANTAIR, INC.
Date: February 15, 2013	By:	/s/ Steven Santo
Steven Santo
Chief Executive Officer